UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Shareholders.

Aberdeen Latin America Equity Fund, Inc. (LAQ)

Annual Report
December 31, 2017

São Paulo, Brazil

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2017. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities.

Total Investment Return

For the fiscal year ended December 31, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price, respectively, of the Fund compared to the Fund’s benchmark are as follows:

NAV*	30.0%
Market Price*	37.1%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Latin America Index (“MSCI EM Latin America Index”)[1]	24.2%

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see Report of the Investment Adviser on page 3.

NAV, Market Price and Discount

	NAV	Market Price	Discount
12/31/2016	$22.76	$19.79	13.1%
12/31/2017	$29.16	$26.72	8.4%

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the fiscal year ended December 31, 2017 and the fiscal year ended December 31, 2016 the Fund did not repurchase any shares. Fund share repurchases are currently on hold while shareholders consider the proposed fund consolidation discussed below.

Fund Consolidation

In light of increasingly challenging conditions for smaller closed-end funds, the Fund’s investment adviser presented a proposal to the Board of Directors in an effort to create a more sustainable fund with broader investment appeal, increased portfolio yield characteristics, a bigger fund with increased secondary market liquidity, and the potential for reduced overall expenses. In October 2017, the Fund’s Board of Directors and the boards of directors of seven other closed-end funds announced that they had each approved the consolidation of their respective funds into one fund, subject to the receipt of necessary approvals by stockholders of each fund. The combined fund would be managed by the Fund’s investment adviser and otherwise serviced by the same service providers as currently serve the Fund. In the consolidation, the Fund would be reorganized into the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), which would, in connection with the consolidation, assuming requisite stockholder approvals are obtained, be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Combined Fund”) and would invest in emerging market equity securities to seek to provide both current income and long term capital appreciation. It is anticipated that the Combined Fund will use leverage to achieve its objective. It is anticipated that the Combined Fund’s benchmark would be the MSCI Emerging Markets Index and that the Combined Fund would trade on the NYSE American (formerly, NYSE MKT) under a new ticker symbol, expected to be AEF. The Combined Fund’s strategy will seek to capitalize on Aberdeen’s global emerging market equity capability by investing in a global portfolio of emerging market securities. Following the consolidation, it is anticipated that the Board of Directors of the Combined Fund will consider the approval of a tender offer at 99% of NAV. The tender offer size, in combination with estimated capital gains to be distributed, will be up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The price, size and terms of the offer will be determined by the Combined Fund’s board at a later date. The proposed consolidation is subject to several conditions, including approval by Fund stockholders of record on December 18, 2017, who have received a prospectus/proxy statement describing the proposed consolidation and requesting their approval of the consolidation of the Fund into the Acquiring Fund. The special meeting of the Fund’s stockholders to consider the consolidation will be held on or about March 16, 2018. It is currently anticipated that the proposed consolidation will occur prior to the end of April 2018, subject to all requisite regulatory and stockholder approvals. The proposed tender offer would be conducted as soon as practicable following the consolidation.

All amounts are U.S. Dollars unless otherwise stated.

1

The MSCI EM Latin America Index captures large and mid cap representation across 5 Emerging Markets (EM) countries in Latin America. With 110 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI EM Latin America Index consists of the following 5 emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru. The index is unmanaged and has been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete performance, please visit http://www.aberdeenlaq.com.

Aberdeen Latin America Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund were not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund also did not change as a result of the Merger.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenlaq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar® , portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

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Yours sincerely,

Christian Pittard
President

2	Aberdeen Latin America Equity Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Market/economic review

Latin American equities rose over the 12-month period ended December 31, 2017. Positive economic data reports, both in Latin America and globally, boosted investor sentiment, along with improvements in corporate earnings and stabilizing oil prices.

The Brazilian stock market was bolstered over the reporting period by optimism over President Michel Temer’s reform agenda, but faced a bump in the road in mid-May 2017, when he became embroiled in a corruption scandal. Temer denied any wrongdoing, and the National Congress of Brazil later voted against his indictment, helping markets recover from the sell-off. The Brazilian economy emerged from its worst recession on record, as the unemployment rate fell and household spending improved. The central bank made several hefty interest-rate cuts in a bid to kick-start growth as inflation became more manageable. Separately, the Brazilian government announced a plan to privatize state assets. Towards the end of 2017, however, uncertainty arose over the fate of a crucial pension reform bill needed to tame the country’s finances.

The Mexican equity market appeared to shrug off doubts about North American Free Trade Agreement (NAFTA) negotiations over the course of 2017, but a series of natural disasters took their toll on economic growth towards the end of the reporting period. The Chilean market posted a gain, benefiting from record-high foreign inflows amid rising consumer confidence and the election of market-friendly Sebastian Piñera as president in December 2017. Meanwhile, despite a host of market-friendly policies from President Mauricio Macri, the Argentine market was hampered by Morgan Stanley Capital International’s (MSCI’s) decision in June 2017 not to restore the country’s emerging-market status pending a further 12-month consultation. However, stocks in Argentina were buoyed by healthy domestic economic growth and a package of government policy changes, including pension reform.

Fund performance review

The Fund gained 30.05% on a net asset value basis for the 12-month period ended December 31, 2017, outperforming the 24.15% return of its benchmark, the MSCI Emerging Markets Latin America Index.* Strong stock selection in Brazil was the key driver of the Fund’s outperformance for the reporting period. The Fund’s holdings outperformed the broader Latin American equity market during the sell-off in May 2017, when shares of state-owned enterprises such as oil company Petróleo Brasileiro (Petrobras) came under pronounced pressure. Consequently, the lack of exposure to Petrobras considerably buoyed the Fund’s relative performance over the reporting period. Shares of several of the Fund’s holdings in the retail sector rallied on the back of upbeat earnings expectations for 2018, including women’s shoe designer Arezzo Industria e Comercio, fashion chain operator Lojas Renner, and apparel producer Cia. Hering. The Fund’s holding in Localiza Rent a Car also enhanced performance as the rental car company appeared well-positioned to benefit from the economic recovery. Finally, the Fund’s position in Argentine bank BBVA Banco Frances contributed to performance as the company benefited from a broader banking sector rally that was driven by healthy loan growth.

Conversely, the Fund’s position in Tenaris weighed on performance for the reporting period as the steel pipe-maker was hindered by a volatile outlook for the oil and gas sector. Engineering and construction firm Grana y Montero became embroiled in a corruption investigation in Peru following allegations by former project partner Odebrecht. Grana y Montero denied the allegation and launched an internal investigation led by independent lawyers which found no evidence of involvement. The company also undertook a board renewal process

*      Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Latin America Equity Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

to appoint a number of credible independent directors. Shares of the Fund’s holding in packaged foods producer BRF declined over the reporting period due to relatively weak earnings, which were hampered by weak domestic volumes coupled with margin pressures internationally. The absence of a position in América Móvil also detracted from Fund performance, as the Mexican telecom’s stock price rose during the reporting period on the back of generally better-than-expected profits. However, we continue to find what we believe are better investment opportunities elsewhere.

Outlook

In our view, politics will play a significant role in shaping Latin American markets in 2018. Some countries, such as Chile, have recently elected new business-friendly leadership that we believe could help steer the economy in the right direction through more pro-market policies. However, the lack of a legislative majority in Chile merits some caution, in our view. Other countries in the region, most notably Brazil and Mexico, are set to go to the polls later in 2018, and we think that there will be some market volatility ahead of the uncertain outcomes of these elections.

In our judgment, external factors also should continue to influence share prices in the Latin American market. We believe that the pace at which developed countries, particularly the U.S. and Europe, normalize monetary policy could have some bearing on Latin America, as will the health of Chinese demand. Although oil prices stabilized in early 2018, their trajectory for 2018 remains uncertain.

At the company level, we feel that moves to deleverage and assert greater capital discipline amid Brazil’s recent recession, along with the region’s more supportive macroeconomic environment, should continue to reinforce corporate profitability. In our opinion, a broadening recovery in global economic growth and earnings may further benefit the Fund’s holdings and drive performance. We maintain our preference for domestically focused businesses that we believe are able to tap into Latin America’s considerable potential. Our investment style remains focused on seeking and holding companies that we believe are backed by solid balance sheets and experienced management. In our opinion, this should benefit the Fund’s performance over the long term.

Aberdeen Asset Managers Limited

4	Aberdeen Latin America Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI EM Latin America Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2017.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	30.0%	7.1%	-2.0%	1.4%
Market Price	37.1%	7.6%	-1.7%	1.7%
MSCI EM Latin America Index	24.2%	4.1%	-2.9%	-1.4%

Aberdeen Asset Managers Limited, the Fund’s adviser, has entered into a written contract with the Fund to waive certain fees without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market price is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended December 31, 2017. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenlaq.com or by calling 800-522-5465.

The total expense ratio, excluding fee waivers, based on the fiscal year ended December 31, 2017 was 1.70%. The total expense ratio, net of fee waivers, based on the fiscal year ended December 31, 2017 was 1.68%.

Aberdeen Latin America Equity Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets as of December 31, 2017. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of December 31, 2017, the Fund did not have more than 25% of its assets invested in any industry except banks, which accounted for 25.0% of the Fund’s assets due to market movements that occurred after the Fund made its last purchase of shares of a banking company. The sectors, as classified by GICS, are comprised of several industries.

Sector Allocation	As a Percentage of Net Assets
Financials	27.5%	[1]
Consumer Staples	22.2%
Consumer Discretionary	13.1%
Industrials	11.1%
Materials	7.8%
Real Estate	7.2%
Energy	5.0%
Information Technology	3.8%
Health Care	1.6%
Private Equity	–%	[2]
Short-Term Investment	0.3%
Other Assets in Excess of Liabilities	0.4%
	100.0%

1

As of December 31, 2017, the Fund’s holdings in the Financials sector consisted of two industries; Banks and Capital Markets, which accounted for 25.0% and 2.5%, respectively, of the Fund’s net assets.

2	The private equity investments represented 0.02% of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of December 31, 2017.

Countries Allocation	As a Percentage of Net Assets
Brazil	59.9%
Mexico	21.5%
Chile	10.7%
Argentina	2.8%
Peru	1.9%
Colombia	1.3%
Italy	1.2%
United States	0.3%
Global*	–%
Other Assets in Excess of Liabilities	0.4%
100.0%

Amounts listed as “–” are 0% or round to 0%

*	“Global” is the percentage attributable to the Fund’s holding in a private equity fund which invests globally and is not categorized under a particular country.

6	Aberdeen Latin America Equity Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2017:

Name of Security	As a Percentage of Net Assets
Itau Unibanco Holding SA, ADR, Preferred Shares	7.4%
Banco Bradesco SA, Preferred Shares	7.2%
Lojas Renner SA	5.0%
Ambev SA	4.9%
Fomento Economico Mexicano SAB de CV, ADR	4.1%
Multiplan Empreendimentos Imobiliarios SA	4.0%
Grupo Financiero Banorte SAB de CV, Class O	3.6%
S.A.C.I. Falabella	3.4%
Ultrapar Participacoes SA, ADR	3.3%
Vale SA, ADR	3.2%

Aberdeen Latin America Equity Fund, Inc.	7

Portfolio of Investments

As of December 31, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—99.3%
COMMON STOCKS—80.7%
ARGENTINA—2.8%
134,700	BBVA Banco Frances SA, ADR	Banks—1.6%	$3,394,440
56,700	Globant SA(a)	Software—1.2%	2,634,282
			6,028,722
BRAZIL—42.0%
1,658,041	Ambev SA	Beverages—4.9%	10,636,735
358,354	Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods—2.7%	5,909,368
794,763	B3 SA - Brasil Bolsa Balcao	Capital Markets—2.5%	5,457,991
24,000	Banco Bradesco SA	Banks—0.1%	231,962
500,170	BRF SA(a)	Food Products—2.5%	5,518,743
285,586	Cia Hering	Specialty Retail—1.0%	2,205,756
226,800	Iguatemi Empresa de Shopping Centers SA	Real Estate Management & Development—1.2%	2,693,211
81,500	Itau Unibanco Holding SA	Banks—0.4%	926,030
471,600	Linx SA	Software—1.4%	3,045,332
680,526	Localiza Rent a Car SA	Road & Rail—2.1%	4,525,761
1,019,113	Lojas Renner SA	Multiline Retail—5.0%	10,903,597
402,334	Multiplan Empreendimentos Imobiliarios SA	Real Estate Management & Development—4.0%	8,599,524
720,887	Odontoprev SA	Health Care Providers & Services—1.6%	3,457,632
299,912	TOTVS SA	Software—1.2%	2,702,472
42,800	Ultrapar Participacoes SA	Oil, Gas & Consumable Fuels—0.5%	967,713
311,000	Ultrapar Participacoes SA, ADR	Oil, Gas & Consumable Fuels—3.3%	7,069,030
565,495	Vale SA, ADR	Metals & Mining—3.2%	6,916,004
363,632	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	Commercial Services & Supplies—0.9%	2,032,419
586,094	WEG SA	Machinery—2.0%	4,259,964
272,500	Wilson Sons Ltd., BDR	Transportation Infrastructure—1.5%	3,286,003
			91,345,247
CHILE—10.0%
33,039,969	Banco Santander Chile	Banks—1.2%	2,582,422
66,361	Banco Santander Chile, ADR	Banks—0.9%	2,075,108
206,000	Embotelladora Andina SA, ADR, Class A(b)	Beverages—2.5%	5,426,040
1,380,000	Parque Arauco SA	Real Estate Management & Development—2.0%	4,271,856
740,000	S.A.C.I. Falabella	Multiline Retail—3.4%	7,389,178
			21,744,604
COLOMBIA—1.3%
290,000	Bancolombia SA	Banks—1.3%	2,913,176
ITALY—1.2%
80,100	Tenaris SA, ADR	Energy Equipment & Services—1.2%	2,551,986
MEXICO—21.5%
729,100	Arca Continental SAB de CV	Beverages—2.3%	5,048,542
94,102	Fomento Economico Mexicano SAB de CV, ADR	Beverages—4.1%	8,836,178
103,181	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	Transportation Infrastructure—2.0%	4,279,948
26,434	Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	Transportation Infrastructure—2.2%	4,824,469

8	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (continued)

As of December 31, 2017

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
MEXICO (continued)
1,430,697		Grupo Financiero Banorte SAB de CV, Class O	Banks—3.6%	$7,853,281
1,575,500		Grupo Financiero Santander Mexico SAB de CV	Banks—1.1%	2,303,655
1,248,095		Grupo Lala SAB de CV	Food Products—0.8%	1,754,474
1,766,200		Hoteles City Express SAB de CV(a)	Hotels, Restaurants & Leisure—1.0%	2,187,259
1,079,900		Kimberly-Clark de Mexico SAB de CV	Household Products—0.9%	1,901,393
446,600		Organizacion Soriana SAB de CV, Class B(a)	Food & Staples Retailing—0.4%	901,490
2,777,200		Wal-Mart de Mexico SAB de CV	Food & Staples Retailing—3.1%	6,810,761
				46,701,450
PERU–1.9%
1,255,674		Cementos Pacasmayo SAA	Construction Materials—1.5%	3,156,127
272,283		Fossal SAA(a)	Metals & Mining—-%	24,310
321,511		Grana y Montero SAA, ADR(a)	Construction & Engineering—0.4%	916,307
				4,096,744
		Total Common Stocks		175,381,929
PREFERRED STOCKS—18.6%
BRAZIL—17.9%
1,527,685		Banco Bradesco SA, Preferred Shares	Banks—7.2%	15,589,562
764,700		Bradespar SA, Preferred Shares	Metals & Mining—3.1%	6,620,899
1,236,444		Itau Unibanco Holding SA, ADR, Preferred Shares	Banks—7.4%	16,073,772
143,000		Itausa—Investimentos Itau SA	Banks—0.2%	466,449
				38,750,682
CHILE—0.7%
318,000		Embotelladora Andina SA, Class B, Preferred Shares	Beverages—0.7%	1,586,383
		Total Preferred Stocks		40,337,065
PRIVATE EQUITY—0.0%
GLOBAL—0.0%*
2,237,292	(c)	Emerging Markets Ventures I, L.P.(a)(d)(e)(f)(g)(h)	Private Equity— –%	38,079
		Total Private Equity—(cost $762,816)		38,079
		Total Long-Term Investments—99.3% (cost $160,072,944)		215,757,073

Aberdeen Latin America Equity Fund, Inc.	9

Portfolio of Investments (concluded)

As of December 31, 2017

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.3%
UNITED STATES—0.3%
647,711	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.22%(i)	$647,711
	Total Short-Term Investment—0.3% (cost $647,711)	647,711
	Total Investments—99.6% (cost $160,720,655)(j)	216,404,784
	Other Assets in Excess of Liabilities—0.4%	782,237
	Net Assets—100.0%	$217,187,021

(a)	Non-income producing security.
(b)	This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.
(c)	Represents contributed capital.
(d)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	Illiquid security.
(f)	In liquidation.
(g)	As of December 31, 2017, the aggregate amount of open commitments for the Fund is $262,708.
(h)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.
(i)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of December 31, 2017.
(j)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
*	“Global” is the percentage attributable to the Fund’s holdings in a private equity fund which invests globally and is not categorized under a particular country.

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See Notes to Financial Statements.

10	Aberdeen Latin America Equity Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2017

Assets

Investments, at value (investment cost $160,072,944)	$ 215,757,073
Short-term investment, at value (cost $647,711)	647,711
Foreign currency, at value (cost $2,468,145)	2,572,164
Receivable for investments sold	2,975,538
Interest and dividends receivable	1,029,423
Prepaid expenses	25,436
Total assets	223,007,345

Liabilities
Dividends payable to common shareholders	3,157,650
Chilean repatriation taxes (Note 2)	1,010,412
Payable for investments purchased	949,973
Investment advisory fees payable (Note 3)	457,134
Administration fees payable (Note 3)	87,948
Accrued foreign capital gains tax	29,562
Director fees payable	19,000
Investor relations fees payable (Note 3)	10,406
Other accrued expenses	98,239
Total liabilities	5,820,324

Net Assets	$ 217,187,021

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 7,449
Paid-in capital in excess of par	185,584,138
Distributions in excess of net investment income	(1,053,347)
Accumulated net realized loss from investment and foreign currency transactions	(23,103,432)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	55,752,213
Net Assets	$ 217,187,021
Net asset value per share based on 7,448,517 shares issued and outstanding	$ 29.16

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	11

Statement of Operations

For the Year Ended December 31, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $477,444)	$ 5,501,345
Total Investment Income	5,501,345

Expenses
Investment advisory fee (Note 3)	1,710,119
Chilean repatriation taxes (Note 2)	733,017
Administration fee (Note 3)	273,321
Legal fees and expenses	184,763
Custodian’s fees and expenses	172,549
Directors’ fees and expenses	134,500
Independent auditors’ fees and expenses	57,950
Insurance expense	50,431
Investor relations fees and expenses (Note 3)	48,645
Reports to shareholders and proxy solicitation	35,464
Transfer agent’s fees and expenses	25,257
Miscellaneous	26,065
Total expenses	3,452,081
Less: Investment advisory fee waiver (Note 3)	(36,504)
Net expenses	3,415,577

Net Investment Income	2,085,768
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions(a)	457,490
Foreign currency transactions	(32,605)
424,885
Net change in unrealized appreciation/(depreciation) on:
Investments (including $38,830 change in deferred capital gains tax)	48,233,933
Foreign currency translation	97,728
48,331,661
Net realized and unrealized gain from investments and foreign currency related transactions	48,756,546
Net Increase in Net Assets Resulting from Operations	$ 50,842,314

(a) Includes realized gain portion of distributions from underlying private equity investments of $0.

See Notes to Financial Statements.

12	Aberdeen Latin America Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 2,085,768	$ 2,376,868
Net realized gain/(loss) from investment and foreign currency related transactions	424,885	(11,278,873)
Net change in unrealized appreciation on investments and foreign currency translation	48,331,661	52,095,281
Net increase in net assets resulting from operations	50,842,314	43,193,276

Distributions to Shareholders from:
Net investment income	(3,157,650)	(2,234,555)
Net decrease in net assets from distributions	(3,157,650)	(2,234,555)
Change in net assets resulting from operations	47,684,664	40,958,721

Net Assets:
Beginning of year	169,502,357	128,543,636
End of year (including distributions in excess of net investment income of ($1,053,347) and ($101,483), respectively)	$ 217,187,021	$ 169,502,357

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.		13

Financial Highlights

	For the Fiscal Years Ended December 31,
	2017	2016	2015		2014		2013

PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$22.76	$17.26	$25.00		$31.22		$40.22
Net investment income	0.28	0.32	0.40		0.55		0.65
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	6.54	5.48	(7.83)		(5.45)		(6.28)
Total from investment operations applicable to common shareholders	6.82	5.80	(7.43)		(4.90)		(5.63)
Dividends and distributions to common shareholders from:
Net investment income	(0.42)	(0.30)	(0.31)		(0.53)		(0.40)
Net realized gains	–	–	–		(0.79)		(2.97)
Total distributions	(0.42)	(0.30)	(0.31)		(1.32)		(3.37)
Net asset value per common share, end of year	$29.16	$22.76	$17.26		$25.00		$31.22
Market value, end of year	$26.72	$19.79	$15.25		$22.58		$28.05

Total Investment Return Based on(b):
Market value	37.05%	31.68%	(30.95%	)	(14.78%	)	(13.38%	)
Net asset value	30.05%	33.81%	(29.42%	)(c)	(15.23%	)(c)	(13.13%	)(c)

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$217,187	$169,502	$128,544		$186,250		$232,531
Average net assets applicable to common shareholders (000 omitted)	$203,477	$161,113	$162,418		$228,971		$278,822
Total expenses, net of fee waivers(d)	1.68%	1.37%	1.39%		1.26%		1.12%
Total expenses, excluding fee waivers(d)	1.70%	1.38%	1.41%		1.28%		1.14%
Total expenses, net of waivers and excluding taxes	1.32%	1.34%	1.39%		1.26%		1.11%
Net investment income(d)	1.03%	1.48%	1.82%		1.80%		1.72%
Portfolio turnover	14.53%	10.71%	14.75%		13.58%		14.36%

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(d)	Ratios include the effect of Chilean taxes.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements

December 31, 2017

1. Organization

Aberdeen Latin America Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on April 17, 1990 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund trades on the NYSE American under the ticker symbol “LAQ”.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

Fund Consolidation

In October 2017, the Fund’s Board of Directors (the “Board”) and the boards of directors of seven other closed-end funds announced that they had each approved the consolidation of their respective funds into one fund, subject to the receipt of necessary approvals by stockholders of each fund. In the consolidation, the Fund would be reorganized into the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), which would, in connection with the consolidation, assuming requisite stockholder approvals are obtained, be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Combined Fund”) and would invest in emerging market equity securities. It is anticipated that the Combined Fund will use leverage to achieve its objective. The proposed consolidation is subject to several conditions, including approval by Fund stockholders, who will receive a prospectus/proxy statement describing the proposed consolidation. The Letter to Shareholders contains further information about the fund consolidation.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund may also invest in private equity private placement securities, which represented 0.02% of the net assets of the Fund as of December 31, 2017. The private equity private placement security in which the Fund is invested is deemed to be a restricted security. In the absence of a readily ascertainable market value, this security is valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller, neither of whom are acting under the compulsion to buy or sell. Although this security may be resold in privately negotiated transactions, the price realized on such sale could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. This security is stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2017

asset valuations provided by the underlying fund as a practical expedient. In determining the fair value of this investment, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	175,381,929	–	–	175,381,929
Preferred Stocks	40,337,065	–	–	40,337,065
Short-Term Investment	647,711	–	–	647,711
Total	216,366,705	–	–	216,366,705
Private Equity(a)				38,079
Total Investments				216,404,784

Amounts listed as “–” are $0 or round to $0.

(a)   Private Equity investments are measured at the net asset valuations, as a practical expedient for fair value, and are not required to be classified in the fair value hierarchy as per Accounting Standards Update 2015-07. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. For the fiscal year ended December 31, 2017, there were no transfers between Levels 1, 2 or 3. For the fiscal year ended December 31, 2017, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

16	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)  purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against a foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Foreign Withholding Tax:

Income received by the Fund from sources within certain Latin American countries may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund incurs foreign Chilean taxes on income as well as realized gains generated from Chilean securities where there is little to no market presence on any of the Chilean stock exchanges. In order to have “market presence,” a Chilean security must have either: (i) transactions greater than or equal to 1,000 Chilean UF (Unidad de Fomentos, a unit of account used in Chile) in 25% or more of the last 180 days; or (ii) a “market maker” acting in accordance with General

Aberdeen Latin America Equity Fund, Inc.	17

Notes to Financial Statements (continued)

December 31, 2017

Regulation No. 327 of the Superintendencia de Valores y Seguros, the primary Chilean securities and insurance supervisor. For the fiscal year ended December 31, 2017, the Fund incurred $733,017 of such expenses. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. For the fiscal year ended December 31, 2017, the Fund accrued $39,593 of such expense.

g. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. As of and during the fiscal year ended December 31, 2017, the Fund did not hold a repurchase agreement.

3. Agreements and Transactions with Affiliates

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund were not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund also did not change as a result of the Merger.

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAML has agreed to contractually waive 0.02% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of the Fund’s Board of Directors, including a majority of the Directors of the Fund who are not “interested persons,” as such term is defined in the 1940 Act (the “Independent Directors”). For the fiscal year ended December 31, 2017, AAML earned $1,710,119 for advisory services, of which it waived $36,504 pursuant to the Waiver Agreement.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets. For the fiscal year ended December 31, 2017, AAMI earned $162,782 for administration services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.”) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of pocket expenses not to exceed 500 U.F. In addition, an accounting fee is also paid to BTG Pactual Chile. For the fiscal year ended December 31, 2017, the administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $102,168 and $8,371, respectively.

18	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely updates to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended December 31, 2017, the Fund incurred investor relations fees of approximately $48,645. For the fiscal year ended December 31, 2017, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2017, 1,595 shares were purchased pursuant to the Directors’ compensation plan. As of December 31, 2017, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2017, were $28,977,647 and $31,055,307, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of December 31, 2017, there were 7,448,517 shares of common stock issued and outstanding.

6. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 12/31/17	Percent of Net Assets	Cumulative Distributions Received(2)
Emerging Markets Ventures I, L.P.(3)	01/22/98 – 01/10/06	$2,500,000	$762,816	$38,079	0.02%	$2,581,622
Total		$2,500,000	$762,816	$38,079	0.02%	$2,581,622

(1)   Emerging Markets Ventures I, L.P. is in liquidation.

(2)   Cumulative Distributions include distributions received from income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.

(3)   Emerging Markets Ventures I, L.P. has open commitments of $262,708.

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Latin America Equity Fund, Inc.	19

Notes to Financial Statements (continued)

December 31, 2017

7. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended December 31, 2017 and the fiscal year ended December 31, 2016, the Fund did not repurchase shares through this program. Fund share repurchases are currently on hold while shareholders consider the proposed fund consolidation.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Latin American Markets

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks of Concentrating Investments in Brazil

The Fund’s performance will be influenced by political, social and economic factors affecting Brazil. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing accounting and legal standards. Because the Fund’s investments are concentrated in Brazil, the Fund’s performance could be more volatile than that of more geographically diversified funds.

As an emerging market, the Brazilian market tends to be more volatile than the markets of more mature economies, and generally has a less diverse and less mature economic structure and a less stable political system than those of developed countries. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund. Brazil has historically experienced high rates of inflation and may continue to do so. Inflationary pressures may slow the rate of growth of the Brazilian economy and may lead to further government intervention in the economy, which could adversely affect the fund’s investments. Brazil continues to suffer from chronic structural public sector deficits. Unanticipated political or social developments may result in increased volatility in the Fund’s share price and sudden and significant investment losses.

d. Risks of Investing in Mexico

Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political and economic risks. The Mexican economy, among other things, is dependent upon external trade with other economies, specifically with the U.S. As a result, Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates.

e. Risks Associated with Restricted Securities

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging

20	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

f. Sector and Industry Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Bank Focus Risk. Events in the banking or related industries may have a significant adverse effect on the Fund.

g. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of December 31, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$161,638,369	$66,880,890	$(12,114,475)	$54,766,415

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 was as follows:

	December 31, 2017	December 31, 2016
Distributions paid from:
Ordinary Income	$3,157,650	$2,234,555
Net long-term capital gains	–	–
Total tax character of distributions	$3,157,650	$2,234,555

Aberdeen Latin America Equity Fund, Inc.	21

Notes to Financial Statements (concluded)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$501,783
Undistributed long-term capital gains – net	–
Total undistributed earnings	$501,783
Capital loss carryforward	(22,922,619)	*
Other temporary differences	(818,776)
Unrealized appreciation/(depreciation)	54,835,046	**
Total accumulated earnings/(losses) – net	$31,595,434

*     As of December 31, 2017, the Fund has a capital loss carryforward available of $22,922,619, which consisted of long-term post RIC-Mod losses with no expiration date. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

**  The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to wash sales, foreign currency contracts, passive foreign investment companies and partnership adjustments.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses and Chilean repatriation taxes. These reclassifications have no effect on net assets or NAVs per share.

Paid In Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss from Investment and Foreign Currency Transactions
$85,759	$120,018	$(205,777)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2017.

22	Aberdeen Latin America Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Aberdeen Latin America Equity Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Latin America Equity Fund, Inc. (the Fund), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for each of the years in the four-year period ended December 31, 2016, were audited by other independent registered public accountants whose report, dated February 27, 2017, expressed an unqualified opinion on that financial statement and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

February 27, 2018

Aberdeen Latin America Equity Fund, Inc.	23

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended December 31, 2017:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/8/18	0.423930	—	—	0.423930	0.064099	0.488029	0.436684	0.486077

(1)

The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Latin America Equity Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser” or “AAML”) require that, the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).

At its in-person meeting on December 12, 2017 (the “Meeting”), the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials for the Meeting also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the

Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategy, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

24	Aberdeen Latin America Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Board in connection with its consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board reviewed, among other things, the Adviser’s investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and the Adviser’s ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’s brokerage policies and practices. Management reported to the Board on, among other things, its business activities and organizational changes. The Directors also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). Additionally, because of the limited number of funds in the Fund’s Morningstar Group, the Fund’s performance was also compared against a peer group consisting of other comparable closed-end funds (the “Peer Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by the Peer Group. The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAML. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

Aberdeen Latin America Equity Fund, Inc.	25

Supplemental Information (unaudited) (concluded)

The Board also considered other factors, which included but were not limited to the following:

•     the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•     whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•    the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•      so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.

26	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2018 annual meeting	Mr. Arzac is currently a Professor Emeritus of Finance and Economics at the Graduate School of Business at Columbia University (education) since 2015. Previously, he was a Professor of Finance and Economics at the Graduate School of Business at Columbia University from 1971 to 2015. Director of Aberdeen Asia-Pacific Income Investment Company Limited.	4

Director of Adams Diversified Equity Fund, Inc. since 1983; Director of Adams Natural Resources Fund, Inc. since 1987; Director of Mirae Asset Discovery Funds (7) since 2010; Director of Credit Suisse Funds (9) since 1990; Director of Credit Suisse High Yield Bond Fund, Inc. since 2001; Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse NEXT Fund since 2013; Director of Epoch Holding Corporation (2006-2013).

James Cattano c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 1989; current term ends at the 2020 annual Meeting	Mr. Cattano has been the President of Costal Trade Corporation (international commodity trade) since October 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006.

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Audit and Valuation Committee Member, Nominating Committee Member	Since 2006; current term ends at the 2019 annual Meeting	Mr. Fox is a partner at Schoeman, Updike & Kaufman LLP (law firm) since February 2017. Previously, he was a Partner at Drinker Biddle & Reath LLP (law firm) from 1972 to January 2017. He has also been a Lecturer at Yale Law School (education) since 2009.	3

Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011, Director of Aberdeen Indonesia Fund, Inc. (2006-2017).

Aberdeen Latin America Equity Fund, Inc.	27

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 2003; current term ends at the 2020 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004. He is also a Director of Backstage LLC (publication) since 2013.	23

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse NEXT Fund since 2013; Director of Wood Resourves (2007-2013); Director of Credit Suisse Park View Fund (2014-2016); Director of Presstek, Inc. (2003-2012).

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund, the Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 18 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Information Regarding Officers* who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973	Chief Executive Officer and President	Since July 2009

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Jeffrey Cotton** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Head of International Compliance for Standard Life Aberdeen plc (since 2017) and Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. He joined Aberdeen in 2010 as Head of Compliance – Americas.

Andrea Melia** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since November 2009	Currently, Vice President and Head of Fund Administration – US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management in September 2009.

28	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Megan Kennedy** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009	Currently, Head of Product Management for Aberdeen Asset Management Inc. (since 2009). Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.

Alan Goodson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Director, Vice President and Head of Product-US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the United States and Canada. Mr. Goodson joined Aberdeen in 2000.

Bev Hendry** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since July 2014

Currently Chief Executive of Americas. He is a member of the Aberdeen Standard Management Executive Committee and President and Chief Executive Officer of the Aberdeen Funds. Mr. Hendry first Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr Hendry left Aberdeen in 2008 when the company moved to its headquarters in Philadelphia. Mr Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked as Chief Operating Officer for 6 years

Joanne Irvine** c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1968	Vice President	Since July 2009

Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Devan Kaloo** c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1972	Vice President	Since July 2009

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen. He joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams.

Jennifer Nichols** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Head of Legal – Americas for Aberdeen Asset Management Inc. since 2018. Previously, Global Head of Legal for Aberdeen Asset Management PLC from 2012 to 2018. Ms. Nichols serves as a Director and Vice President for AAMI since 2010.She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

Nick Robinson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011

Currently, a Senior Investment Manager for Aberdeen Asset Managers Limited since 2016. Previously, he was a Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo from 2009 to 2016.

Aberdeen Latin America Equity Fund, Inc.	29

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Lucia Sitar** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

Joseph Andolina** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017

Currently, Head of Conduct & Compliance – Americas/Deputy Chief Risk Officer since 2017. Prior to that, Mr. Andolina was Deputy Head of Compliance – Americas. In this capacity, Joe will take a lead role in the management and implementation of the US Compliance Program and support the group globally on SEC related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Joe was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group.

Hugh Young*** c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President	Since July 2009

Currently a member of the Executive Management Committee of Aberdeen Asset Management PLC and Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”) since 1991. Mr. Young is a Director of Aberdeen Asset Management PLC since 2011.

Sharon Ferrari** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Heather Hasson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. She joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually .The officers were last elected on March 14, 2017.

**

Messrs. Pittard, Cotton, Goodson, Andolina, Hendry, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (currently consists of 4 funds) and the Aberdeen Funds (currently consists of 18 funds) each of which may also be deemed to be a part of the same “Fund Complex.”

***

Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc., each of which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

30	Aberdeen Latin America Equity Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, Chief Executive Officer and President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President-Compliance

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

U.S. Administrator

Aberdeen Asset Management, Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Chilean Administrator

BTG Pactual Chile S.A.
Administradora de Fondos de Inversion de Capital Extranjero
Apoquindo 3721, Piso 19
Santiago, Chile

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170

College Station, TX 7842-3170

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Equity Fund, Inc. are traded on the NYSE American under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

LAQ-ANNUAL

Item 2. Code of Ethics.

(a)               As of December 31, 2017, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)                There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)               During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)                 A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Enrique R. Arzac and Steven N. Rappaport, both members of the Registrant’s Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Arzac and Mr. Rappaport as the Audit and Valuation Committee’s financial expert. Mr. Arzac and Mr. Rappaport are both “independent” Directors, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
December 31, 2017	$46,250	$0	$8,500	$7,500[3]
December 31, 2016[2]	$46,000	$0	$9,857	$0

(1)         Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(2)         Fees for the fiscal year ended December 31, 2016 were paid to the Registrant’s prior independent public accounting firm.

(3)         Consulting work related to the Fund’s Chilean Structure.

(e)(1)      The  Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination,  the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.  The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)                   None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                                   Not applicable.

(g)                                  Non-Audit Fees

For the fiscal year ended December 31, 2017, KPMG, billed $679,225 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator.  For the fiscal year ended December 31, 2016, the Registrant’s former independent public accounting firm billed $39,357 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Adviser and Administrator.

(h)                                 The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2017, the Audit and Valuation Committee members were:

Enrique R. Arzac

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

(b)         Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 7, 2018.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Global Head of Equities	Responsible for global equity portfolio management

Currently Head of Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen’s Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Market Ex. Asia	Responsible for global emerging market equity portfolio management

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Brunella Isper Investment Manager	Responsible for global emerging market equity portfolio management	Currently an Investment Manager on the Global Emerging Markets Equity Team. She joined Aberdeen in 2010 from Bresser Asset Management where she worked as an Equity Research Analyst.

Eduardo Figueiredo Investment Manager	Responsible for global emerging market equity portfolio management

Currently an Investment Manager, on the Global Emerging Markets Equity Team. Prior to joining Aberdeen Asset Management in February 2011, he worked for five years at Maua Sekular Investimentos, a Brazilian hedge fund. After his first 3 years as a trainee on the Operations, Macroeconomic Research and Equities trading areas he became an Equity Analyst Associate. He is a CFA® Charterholder.

Peter Taylor Director – Head of Brazilian Equities	Responsible for investment management on the Global Emerging Markets Equity team and Director of Aberdeen’s operations in São Paulo, Brazil

Currently Director & Head of Brazilian Equities. He joined Aberdeen’s Asian Equities Team in Singapore in 2007 and transferred to London in 2011. Previously, he was with the International Finance Corporation, where he worked on corporate governance and capital markets development for seven years from their Washington DC and Hong Kong offices. He is a CFA® Charterholder.

(a)(2) The information in the table below is as of December 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	13	$10,963.56	0	$0
	Pooled Investment Vehicles	25	$19,839.84	0	$0
	Other Accounts	58	$17,845.05	7	$1,102.52

Joanne Irvine	Registered Investment Companies	13	$10,963.56	0	$0
	Pooled Investment Vehicles	25	$19,839.84	0	$0
	Other Accounts	58	$17,845.05	7	$1,102.52

Brunella Isper	Registered Investment Companies	13	$10,963.56	0	$0
	Pooled Investment Vehicles	25	$19,839.84	0	$0
	Other Accounts	58	$17,845.05	7	$1,102.52

Eduardo Figueiredo	Registered Investment Companies	13	$10,963.56	0	$0
	Pooled Investment Vehicles	25	$19,839.84	0	$0
	Other Accounts	58	$17,845.05	7	$1,102.52

Peter Taylor	Registered Investment Companies	13	$10,963.56	0	$0
	Pooled Investment Vehicles	25	$19,839.84	0	$0
	Other Accounts	58	$17,845.05	7	$1,102.52

Total assets are as of December 31, 2017 and have been translated to U.S. dollars at a rate of £1.00 = $1.35.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and to consider market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2017
Devan Kaloo	$0
Joanne Irvine	$0
Brunella Isper	$0
Eduardo Figueiredo	$0
Peter Taylor	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1, 2017 through January 31, 2017	None.	None.	None.	345,575
February 1, 2017 through February 28, 2017	None.	None.	None.	345,575
March 1, 2017 through March 31, 2017	None.	None.	None.	345,575
April 1, 2017 through April 30, 2017	None.	None.	None.	345,575
May 1, 2017 through May 31, 2017	None.	None.	None.	345,575
June 1, 2017 through June 30, 2017	None.	None.	None.	345,575
July 1, 2017 through	None.	None.	None.	345,575

July 31, 2017
August 1, 2017 through August 31, 2017	None.	None.	None.	345,575
September 1, 2017 through September 30, 2017	None.	None.	None.	345,575
October 1, 2017 through October 31, 2017	None.	None.	None.	345,575
November 1, 2017 through November 30, 2017	None.	None.	None.	345,575
December 1, 2017 through December 31, 2017	None.	None.	None.	345,575
Total	0	0	0	-

1  The Registrant’s open market repurchase program authorizes management to make open market purchases from time to time in an amount up to 10% of the Registrant’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Registrant management, such repurchases may enhance shareholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Latin America Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	March 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	March 7, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	March 7, 2018